EGA Emerging Global Shares Trust Supplement dated September 9, 2009 to the Prospectus dated May 18, 2009

As of July 1, 2009, the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund is being publicly offered.

As of September 15, 2009, the Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund and Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund are being publicly offered.

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Please keep this Supplement for future reference.